SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
                       October 10, 2001 (October 4, 2001)


                             CAN-CAL RESOURCES LTD.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                       0-26669                 88-0336988
------------------------------   -----------------------   ---------------------
 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)



     8221 Cretan Blue Lane
     Las Vegas, Nevada                                            89128
--------------------------------------------------------   ---------------------
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (702) 243-1849


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS


     The Report on Form 8-K filed by the registrant on October 10, 2001 is corrected as to the exhibits filed therewith, to the effect that "Del Rey Investments LLC" is not a managing member of DRH Investment Company, LLC (one of the signatories to the Investment Agreement and related Registration Rights Agreement with the registrant). The Investment Agreement and Registration Rights Agreement, as executed by DRH Investment Company, LLC, have been executed by Alfred Hahnfeldt, a managing member of DRH Investment Company, LLC.

     The Investment Agreement and Registration Rights Agreement are not re-filed as exhibits to the Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits.

         Exhibit No.         Description
         -----------         -----------

              10.21          Investment Agreement                         **
              10.22          Registration Rights Agreement                **

**  Previously filed.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAN-CAL RESOURCES LTD.


Dated: October 10, 2001                By:       /s/    Ronald D. Sloan
                                              ----------------------------------
                                              RONALD D. SLOAN, President


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